SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : AUGUST 5, 2004


                          COMMISSION FILE NO. 0-49628


                           TELEPLUS ENTERPRISES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)







            NEVADA                                         98-0045023
--------------------------------              ---------------------------------
(STATE  OR OTHER JURISDICTION OF              (IRS EMPLOYER IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)


                465 St Jean, Suite 601, Montreal, Quebec, H2Y 2R6
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (514) 344-0778
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)

ITEM  2.   ACQUISITION  OR  DISPOSITION  OF  ASSETS.

(a) On August 5, 2004, the Registrant entered into a Stock Purchase Agreement ("Agreement") with CELLZ, Inc. ("CELLZ"), which operates 7 wireless stores under the WIRELESS WITH YOU brand name selling a variety of wireless and portable communication products and services in Toronto, Hamilton, Niagara Falls, Brampton and Georgetown, Canada. The Registrant purchased all of the issued and outstanding shares of CELLZ from Wireless With You and Guy Laberge, who owned 100% of the common and preferred stock. The purchase price paid by the Registrant under the Agreement included Six Hundred and Fifty Thousand (650,000) restricted shares of its common stock, $.001 par value per share and CAN $300,000. The funds used by the Registrant for the acquisition of CELLZ came from a financing agreement with Cornell Capital Partners LP.

     The purchase price is payable as follows: at Closing Registrant paid CAN $55,000 and CDN $45,000 to Wireless With You and Laberge, respectively and will begin paying an additional CAN $20,000 to Wireless With You for each of the next ten months. Additionally at the Closing, Registrant issued 97,500 and 132,500 restricted shares of TelePlus Common Stock to Laberge and Wireless With You, respectively, and will continue to issue an additional 70,000 restricted shares to Wireless With You, beginning 90 days from the date of Closing for each of the next six quarters (for an aggregate of 420,000 additional restricted shares).

ITEM  4.  CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on August 16, 2004 as the Company's independent auditors. Malone & Bailey's report dated April 5, 2004, on the Company's consolidated balance sheet of Teleplus Enterprises, Inc. as of December 31, 2003, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years then ended, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements, and in the subsequent interim period, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. The Company has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 16, 2004 is filed as Exhibit 16 to this Form 8-K. Bateman & Co., Inc., P.C. was engaged on August 16, 2004 as the Company's principal accountant to audit the financial statements of the Company. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors.

During the years ended December 31, 2003 and 2002 and subsequent to December 31, 2003 through the date hereof, neither the Company nor anyone on its behalf consulted with Bateman & Co., Inc., P.C. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Bateman & Co., Inc., P.C. provided to the Company a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with the Company's former accountant.

The Company has requested Bateman and Co., Inc., P.C. review the disclosure in this report on Form 8-K and provided Bateman & Co., Inc., P.C. the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which Bateman & Co., Inc., P.C. does not agree with the statements made by the Company in this report. Bateman & Co., Inc. has advised the Company that no such letter need be issued.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

a)  Financial  statements  of  CELLZ
To  be  provided

b)  Pro Forma financial information
To be provided

c)  Exhibits:

2.1     Stock Purchase Agreement

16.1 Letter from Malone & Bailey, PLLC regarding change in certifying accountant.


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELEPLUS  ENTERPRISES,  INC.


August  16,  2004

/s/  Marius  Silvasan
------------------------------------
Marius  Silvasan
Chief  Executive  Officer

Exhibit 2.1


                            STOCK PURCHASE AGREEMENT

     THIS  STOCK PURCHASE AGREEMENT (this "Agreement") of the outstanding shares
                                           ---------
of CELLZ Inc., a corporation organized under the laws of the Province of Ontario ("CELLZ") is made effective as of the 5th day of August, 2004 (the "Effective
                                                                       ---------
Date"),  by  and  among  TelePlus Enterprises, Inc., a Nevada corporation (being
---
herein referred to as "Purchaser," "TelePlus" or the "Company") on the one part,
                       ---------    --------          -------
and  Guy  Laberge  (  "Laberge"),  and  Wireless  With  You Corp., a corporation
                       -------
organized under the laws of the Province of Ontario ("Wireless With You") herein
                                                      -----------------
collectively called the "Sellers", on the second part CELLZ and Wireless With You are commonly controlled by Laberge. Purchaser, Sellers, and CELLZ are herein  collectively  referred  to  as  the  "Parties."
                                              -------

                             PRELIMINARY STATEMENTS
                            -----------------------

A. CELLZ currently owns two (2) and operates six (6) of eight (8) stores under the "Wireless With You" brand name in Ontario, Canada (the "CELLZ
                                                                           -----
Stores"). Information regarding the CELLZ Stores and CELLZ's executive office is listed in Section 1 of Exhibit A, attached hereto.

B. Sellers own 100% of the issued and outstanding shares of common stock and preferred stock of CELLZ and are willing to sell 100% of the issued and outstanding shares of common stock and preferred stock of CELLZ (the " CELLZ Stock").

C. Laberge owns 100% of the issued and outstanding shares of common stock of Wireless With You and is willing to affect a sale of six (6) of the eight (8) CELLZ Stores ("Wireless Purchased Stores") under the "Wireless With You" brand name from Wireless With You to CELLZ, which Wireless Purchased Stores are listed in Section 2 of Exhibit A in consideration of new Class A preferred shares of the capital stock of CELLZ to be created and to work with TelePlus in good faith to assign all leases entered into by Wireless With You to CELLZ.

D. Sellers desire to sell the CELLZ Stock to Purchaser, and Purchaser desires to purchase the CELLZ Stock from Sellers, on the terms, provisions and conditions set forth herein.

E. On Closing, TelePlus will possess all of the rights, title and interest, legal and equitable, in and to the CELLZ Stock. As such, CELLZ will be a wholly-owned subsidiary of TelePlus.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers, Purchaser, and CELLZ do hereby agree as follows:


                                    ARTICLE I

                      PURCHASE AND SALE OF THE CELLZ STOCK
                   ------------------------------------------

     Section  1.01.  Purchase  and  Sale.  On  Closing  and  upon  the terms and
                     -------------------
subject to the conditions set forth herein, the Sellers shall deliver 100% of the issued and outstanding shares of CELLZ Stock to the Purchaser free and clear of all liens, and Purchaser shall purchase the CELLZ Stock from the Sellers in accordance with Section 1.02 below. This shall result in the Purchaser owning 100% of all classes of shares of CELLZ.

     Section  1.02.  Purchase  Price.  The purchase price (the "Purchase Price")
                     ---------------                            --------------
for the CELLZ Stock shall be equal to the aggregate of and be payable as follows:

i) Purchaser shall issue an aggregate of 650,000 restricted shares of its common stock, $.001 par value per share, ("TelePlus Common Stock") to Sellers as
                                           ---------------------
follows: (a) At Closing, Purchaser shall issue 97,500 and 132,500 restricted shares of TelePlus Common Stock to Laberge and Wireless With You, respectively; and (b) beginning 90 days from Closing, an additional 70,000 restricted shares to Wireless With You at such a date and at each of the next six quarters (for an aggregate of 420,000 additional restricted shares). The restricted shares issued under this Section 1.02(i) are referred to as "Stock Compensation."
                                                            ------------------

ii) Purchaser shall pay an aggregate of CAN $300,000 in cash to Laberge and Wireless With You as follows: (a) At Closing, Purchaser shall pay CAN $55,000 and CDN $45,000 to Wireless With You and Laberge, respectively and (b) subject to the adjustments provided for in Section 1.02(iv), below beginning 30 days from Closing, an additional CAN $20,000 to Wireless With You for the next ten months (or an aggregate of CAN $200,000). The cash paid under this Section 1.02(ii) is referred to as "Cash Compensation". At Closing, Purchaser shall
                                -----------------
deliver post-dated checks to Wireless With You for the Cash Compensation not being paid at Closing.

iii) At Closing, CELLZ will have assets in excess of CAN $250,000 (the "Assets") which include approximately CAN $100,000 of depreciated fixed assets
 ------
(the  "Fixed  Assets")  and  a  minimum  of  CAN  $150,000  of  inventory  (the
       -------------
"Inventory") consisting primarily of approximately CAN $120,000 of FIDO wireless
 --------
handsets and accessories (the "FIDO Inventory") and CAN $30,000 of Rogers wireless handsets and accessories (the "Rogers Inventory"). The value of the
                                           ----------------
Inventory shall be determined by physical count performed at Closing or within 10 business days of Closing. The Seller and CELLZ acknowledge that CELLZ currently has a sub-agent relationship with Discover Communications Inc. ("Discover"), a master agent of Rogers Wireless Corp. Should the Discover relationship not be transferred to Purchaser following Closing, Sellers and CELLZ agree not to include the Rogers Inventory in Assets. In the event that the Rogers Inventory is not included in Assets, the Purchaser, the Sellers and CELLZ acknowledge that the value of Inventory may be an amount less than CAN $150,000, but in no event will the value of Inventory be less than $120,000.

iv) Purchaser and Sellers agree that any shortfall in the value of the Assets (i.e., less than CAN $250,000 including the Rogers Inventory or less than CAN $220,000 excluding the Rogers Inventory) (the "Shortfall") shall decrease
                                                      ---------
the Cash Compensation to be paid pursuant to Section 1.02(ii)(a), above, by the value of the Shortfall. Purchaser and Sellers further agree that any amount by which the value of the Assets exceeds CAN $250,000 (the "Excess") shall be added to the Cash Compensation to be paid pursuant to Section 1.02(ii)(a), above and such Shortfall or Excess shall be settled and paid thirty (30) days from Closing.

v) Sellers shall release the CELLZ Stock to the Purchaser at Closing and Purchaser shall deliver the Stock Compensation and Cash Compensation which are due at Closing, along with post-dated checks representing the Cash Compensation not due at Closing along with irrevocable instructions to the Company's transfer agent with instructions to issue shares to Sellers not payable at Closing. The Parties shall undertake to adjust the Cash Compensation pursuant to 1.02 iv) thirty (30) days of Closing.

vi) If TelePlus at any time prior to the issuance to the Sellers of all the shares pursuant to the Stock Compensation subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, any shares not issued pursuant to the Stock Compensation immediately prior to such subdivision will be proportionately increased. If TelePlus at any time prior to the issuance to the Sellers of all the shares pursuant to the Stock Compensation combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, any shares not issued pursuant to the Stock Compensation immediately prior to such combination will be proportionately decreased. Any adjustment under this Section 1.02(vi) shall become effective at the close of business on the date such subdivision or combination, as the case may be, becomes effective.

vii)     On  Closing,  Purchaser  shall also deliver a check payable to CELLZ in the amount of CAN $3,365.80 and a check payable to Wireless With You in the amount of CAN $10,565.40, being the amounts due and payable under the CELLZ Store leases for the month of August. Sellers shall undertake to pay the CELLZ
Store August lease payments forthwith. Should the Closing be postponed, the parties agree to adjust the lease payments on a pro rated basis as part of the reconciliation to be completed thirty (30) days following Closing. Purchaser further agrees to pay any costs associated with the transfers or assignments of the leases including, but not limited to security deposits, pay the monthly lease amounts for the CELLZ Stores post Closing and save Sellers harmless for any lease arrears incurred post Closing or damages arising therefrom.

viii) Within seven (7) days of Closing, Sellers shall provide Purchaser with evidence acceptable to the Purchaser that all applicable remittances for G.S.T., P.S.T., Corporate tax and payroll deductions ("Tax Liabilities") are current for both Wireless With You and CELLZ. Sellers warrants that current unpaid Tax Liabilities are in the amount of CDN $___________. The Parties agree that any further adjustments to the Closing for these remittances will be made 30 days after Closing."

     Section  1.03.  Time  and Place of Closing.  Subject to the satisfaction or
                     --------------------------
waiver of the conditions herein, the closing (the "Closing") of the transactions
                                                   -------
contemplated by this Agreement shall take place at Ste 512, 120 Adelaide St. West, Toronto, Ontario, M5H 1T1 on or before August 5th, 2004, unless extended by mutual consent of the Parties.

     Section  1.04.  Delivery of the CELLZ Stock; Payment of Purchase Price.  At
                     ------------------------------------------------------
Closing: (a) the Sellers shall deliver to the Purchaser the certificate(s) representing the CELLZ Stock, duly endorsed in blank or accompanied by stock powers duly endorsed in blank; and (b) the Purchaser shall deliver to the Sellers the Purchase Price in accordance with Section 1.02. The stock transfer forms in respect of the CELLZ Stock and all transfer and assignments shall be in a form and content satisfactory to Purchaser and appropriate to effectively vest good and marketable title to the CELLZ Stock in Purchaser free and clear of all liens, mortgages, pledges, encumbrances, charges, restrictions or known claims of every kind, nature, or description whatsoever, and immediately registrable in all places where registration of such instruments is necessary or desirable.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLERS
                  ---------------------------------------------

     Subject to all of the terms, conditions and provisions of this Agreement, the Sellers, and CELLZ, jointly and severally hereby represent and warrant to Purchaser, as of the date hereof and as of the Closing, as follows:

     Section 2.01.  Organization and Qualification.  CELLZ is a corporation duly
                    ------------------------------
organized, validly existing and in good standing under the laws of the Province of Ontario. CELLZ has all requisite power and authority, corporate or otherwise, to own, lease and operate its assets and properties and to carry on its business as now being conducted. CELLZ does not have any subsidiaries. CELLZ and Wireless With You are, however, commonly controlled by Laberge. CELLZ operates the Wireless Purchased Stores under the "Wireless With You" brand name. Sellers hereby acknowledge that prior to the Closing, Sellers will affect the sale of the Wireless Purchased Stores from Wireless With You to CELLZ and will work with TelePlus in good faith to assign all leases entered into by Wireless With You to CELLZ

     Section  2.02.  Capitalization  of  CELLZ; Title to the CELLZ Stock.  There
                     ---------------------------------------------------
are currently 100,000,000 shares of common stock and an unlimited number of Series A preferred shares and Series B preferred shares authorized of CELLZ, of which 100 shares of common stock are issued and outstanding. All of the
       ---
outstanding shares of common stock have been duly authorized and validly issued, are fully paid and nonassessable and are free of preemptive rights. It is contemplated that an unlimited number of common shares, an unlimited number of Class A preferred shares preferred shares will be created prior to closing by means of a corporate reorganization and that the 100 shares of common stock will be converted into 100 common shares after the reorganization. It is further contemplated that Wireless With You will be issued prior to closing a certain number of Class A preferred shares in exchange for and as consideration for the assignment of the six (6) stores (the 100 common shares and that number of Class A preferred shares to be issued are collectively called the "CELLZ Stock"). The CELLZ Stock transferred by the Sellers to Purchaser at Closing will be free and clear of liens. There are no outstanding or authorized subscriptions, options, warrants, calls, rights or other similar contracts, including rights of conversion or exchange under any outstanding debt or equity security or other contract, to which any of the CELLZ Stock will be subject or obligating the Sellers and/or CELLZ to issue, deliver or sell, or cause to be issued, delivered or sold, any other shares of capital stock of CELLZ or any other debt or equity securities convertible into or evidencing the right to subscribe for any such shares of capital stock or obligating the Sellers and/or CELLZ to grant, extend or enter into any such contract. There are no voting trusts, proxies or other contracts to which Sellers and/or CELLZ are a party or are bound with respect to the voting of any shares of capital stock of CELLZ. The Sellers have full legal right to sell, assign and transfer the CELLZ Stock to Purchaser and will, upon payment for the CELLZ Stock and delivery to Purchaser of a certificate or certificates representing the CELLZ Stock, transfer good and indefeasible title to the CELLZ Stock to Purchaser, free and clear of liens.

     Section  2.03.  Authority.  The  Sellers  have  all  requisite  power  and
                     ---------
authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The Sellers have duly and validly executed and delivered this Agreement and will, on or prior to the Closing, execute, such other documents as may be required hereunder and, assuming the due authorization, execution and delivery of this Agreement by the parties hereto and thereto, this Agreement constitutes, the legal, valid and binding obligation of the Sellers, as applicable, enforceable against the Sellers, as applicable, in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general equitable principles.

     Section  2.04.  No  Conflict.  The execution and delivery by the Sellers of
                     ------------
this Agreement and the consummation of the transactions contemplated hereby and thereby, do not and will not, by the lapse of time, the giving of notice or otherwise: (a) constitute a violation of any law; (b) constitute a breach or violation of any provision contained in the Articles (or other like documents) of CELLZ; (c) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract (other than the leases listed in Exhibit A) to which the Sellers and/or CELLZ are a party; or (d) result in or require the creation of any lien upon the CELLZ Stock.

     Section  2.05.  Consents  and  Approvals.  No governmental approvals and no
                     ------------------------
notifications, filings or registrations to or with any governmental authority or any other person is or will be necessary for the valid execution and delivery by the Sellers of this Agreement or the consummation of the transactions contemplated hereby or thereby, or the enforceability hereof or thereof, other than those which have been obtained or made and are in full force and effect.

     Section  2.06.  Litigation.  There  are  no  claims  pending  or,  to  the
                     ----------
knowledge of the Sellers and CELLZ, threatened against or affecting CELLZ or any of its assets and properties before or by any governmental authority or any other person. The Sellers have no knowledge of the basis for any claim, which alone or in the aggregate: (a) could reasonably be expected to result in any liability with respect to CELLZ; or (b) seeks to restrain or enjoin the execution and delivery of this Agreement or the consummation of any of the transactions contemplated hereby or thereby. To the best of the knowledge of the Sellers, there are no judgments or outstanding orders, injunctions, decrees, stipulations or awards against CELLZ or any of its assets and properties.

     Section  2.07.  Brokers, Finders and Financial Advisors.  No broker, finder
                     ---------------------------------------
or financial advisor has acted for Sellers in connection with this Agreement or the transactions contemplated hereby or thereby, and no broker, finder or financial advisor is entitled to any broker's, finder's or financial advisor's fee or other commission in respect thereof based in any way on any contract with Sellers.

     Section  2.08.  Disclosure.  The  schedules,  documents, exhibits, reports,
                     ----------
certificates and other written statements and information furnished by or on behalf of Sellers to the Purchaser do not contain any material misstatement of fact or, to the knowledge of Sellers, omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Sellers have not withheld any fact known to them which has or is reasonably likely to have a material adverse effect with respect to CELLZ.

     Section  2.09.  Title  and  Related Matters.  CELLZ has good and marketable
                     ---------------------------
title to all of its properties, inventory, interest in properties, and assets, real and personal, tangible and intangible, free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as otherwise described in this Agreement. Except as otherwise described in this Agreement, CELLZ owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with CELLZ's business. Except as otherwise described in this Agreement, no third party has any right to, and CELLZ has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of CELLZ or any material portion of its properties, assets, or rights.

     Section  2.10.  Ownership.  The  Sellers represent and warrant that Sellers
                     ---------
own 100% of the issued and outstanding shares of CELLZ. The Sellers further represent and warrant that (a) the sale to CELLZ of the Wireless Purchased Stores, (b) the closure or disposition of one (1) of two (2) CELLZ owned locations and (c) the transfer of certain leases from Wireless With You to CELLZ as provided in Section 5.03 (Conditions to Obligations of Purchaser) will result in CELLZ owning free and clear of all encumbrances the stores enumerated in
Section  4  of  Exhibit  A.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER
                -----------------------------------------------

     Subject to all of the terms, conditions and provisions of this Agreement, Purchaser hereby represents and warrants to the Sellers, as of the date hereof and as of the Closing, as follows:

     Section  3.01.  Authority.  The  Purchaser  has  all  requisite  power  and
                     ---------
authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The Purchaser has duly and validly executed and delivered this Agreement and will, on or prior to the Closing, execute, such other documents as may be required hereunder and, assuming the due authorization, execution and delivery of this Agreement by the parties hereto and thereto, this Agreement constitutes, the legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general equitable principles.

     Section 3.02.  No Conflict.  The execution and delivery by the Purchaser of
                    -----------
this Agreement and the consummation of the transactions contemplated hereby and thereby, do not and will not, by the lapse of time, the giving of notice or otherwise: (a) constitute a violation of any law; (b) constitute a breach or violation of any provision contained in the Articles of Incorporation or Bylaws of Purchaser; (c) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which the Purchaser is a party or by which Purchaser is bound or affected.

     Section  3.03.  Consents  and  Approvals.  No governmental approvals and no
                     ------------------------
notifications, filings or registrations to or with any governmental authority or any other person is or will be necessary for the valid execution and delivery by Purchaser of this Agreement and the closing documents to which it is a party, or the consummation of the transactions contemplated hereby or thereby, or the enforceability hereof or thereof, other than those which have been obtained or made and are in full force and effect.

     Section  3.04.  Litigation.  There  are  no  claims  pending  or,  to  the
                     ----------
knowledge of Purchaser, threatened, and Purchaser has no knowledge of the basis for any claim, which either alone or in the aggregate, seeks to restrain or enjoin the execution and delivery of this Agreement or the consummation of any of the transactions contemplated hereby or thereby or that could have a materially adverse effect on the continued existence of the Purchaser. There are no judgments or outstanding orders, injunctions, decrees, stipulations or awards against Purchaser which prohibits or restricts, or could reasonably be expected to result in any delay of, the consummation of the transactions contemplated by this Agreement.

     Section  3.05.  Brokers,  Finders  and  Financial  Advisors.   A finder has
                     -------------------------------------------
acted for Purchaser in connection with this Agreement or the transactions contemplated hereby or thereby, and such finder is entitled to a finder's fee. Such fee shall be paid by the Company.

     Section  3.06.  Issuance  of TelePlus Common Stock.  Upon their issuance at
                     ----------------------------------
the times required by this Agreement, the Stock Compensation will be duly and validly created, authorized and issued and outstanding as fully paid and non-assessable shares.

     Section  3.08.  Securities Compliance.  TelePlus Common Stock is listed for
                     ---------------------
trading on the NASDAQ OTCBB and is in compliance in all material respects with the requirements of all applicable securities laws in relation to the issue and trading of its securities and the transactions contemplated herein. TelePlus has filed all necessary reports pursuant to the Securities Exchange Act of 1934 for a period of at least 90 days immediately preceding the date of this Agreement.


                                   ARTICLE IV

                         COVENANTS AND ACKNOWLEDGEMENTS
                        --------------------------------

     Section  4.01.  Further Assurances.  Sellers and Purchaser agree that, from
                     ------------------
time to time, whether before, at or after the Closing, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents (a) as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement; or (b) to effect or evidence the transfer to the Purchaser of the CELLZ Stock held by or in the name of the Sellers.

     Section  4.02.  Conduct  of  Business.  Except as otherwise contemplated by
                     ---------------------
this Agreement, after the date hereof and prior to the Closing or earlier termination of this Agreement, unless Purchaser shall otherwise agree in writing, Sellers shall take all steps necessary to ensure that CELLZ shall

     (a) not take or perform any act or refrain from taking or performing any act which would have resulted in a breach of the representations and warranties set forth in Article II;

     (b) not enter into any agreement or extend an existing agreement that will survive after the Closing;

     (c) not sell, pledge, lease, license, encumber, hypothecate, dispose of or otherwise transfer any of its assets or properties except in the ordinary course of business, or make any payments or distributions to any of its affiliates; and

     (d) other than the repayment of loans, not make any payments or distributions of assets or properties of CELLZ to its shareholders.

Prior to the Closing, Sellers shall ensure that CELLZ shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its operations and shall conduct business only in the ordinary course. It is further agreed that, prior to Closing, CELLZ will modify its statutes to create the new authorized share structure referred to in Section
2.02 and add the required provisions so that same be a "private company"; and Wireless With You will sell and assign its six (6) stores to CELLZ in exchange of the Class A preferred shares to be created by means of a Section 85(1) rollover.

     Section  4.03.  Public  Announcements.  Except  as required by law, without
                     ---------------------
the prior written approval of the other party, neither Sellers nor Purchaser will issue, or permit any agent or affiliate thereof to issue, any press release or otherwise make or permit any agent or affiliate thereof to make, any public statement or announcement with respect to this Agreement or the transactions contemplated hereby and thereby.

     Section  4.04.  Access  to  Properties  and  Records.  Prior to the Closing
                     ------------------------------------
Date, Sellers will afford to the officers and authorized representatives of Purchaser full access to the properties, books and records of CELLZ in order that Purchaser may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of CELLZ, and the Sellers will furnish Purchaser with such additional financial and operating data and other information as to the business and properties of CELLZ (the confidentiality of which Purchaser agrees to retain) as Purchaser shall from time to time reasonably request. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and each party hereto shall cooperate fully therein. No investigation by Purchaser hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of Purchaser under this Agreement. In order that Purchaser may investigate as it may wish the business affairs of CELLZ, Sellers shall furnish Purchaser during such period with all such information and copies of such documents concerning the affairs of CELLZ as Purchaser may reasonably request, and cause its officers, employees, consultants, agents, accountants, and attorneys to cooperate fully in connection with such review and examination, and to make full disclosure to Purchaser all material facts affecting the financial condition, business operations, and the conduct of operations of CELLZ.

     Section 4.05.  Audited Financial Statements.  Purchaser intends to complete
                    ----------------------------
an audit of CELLZ's business operations and provide audited financial statements pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934 (Regulation S-X) within 75 days of Closing and Sellers shall cooperate with Purchaser in connection with performance of such audit and the preparation of such audited financial statements.

     Section  4.06.  Acknowledgements Regarding Securities Matters. Sellers, and
                     ---------------------------------------------
the  Company  acknowledge  that:

     (a) The shares of the TelePlus Common Stock of the Company to be issued to Sellers have not been registered under the 1933 Act, nor registered under any state securities law, and are "restricted securities" as that term is defined in Rule 144 under the 1933 Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The shares to be issued to Sellers will bear the following restrictive legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS."

     (b) The Company, and the Sellers shall and do hereby acknowledge that they will accept the opinion of David Loev, current legal counsel to the Company, or any other legal counsel mutually agreed upon that these shares were fully paid for on or prior to Closing and that the Company acknowledges that it will not delay or hinder the processing of any Rule 144 opinion, provided that such subsequent transfer complies with the rules and regulations set forth in Rule 144.

     (c) Sellers hereby agree to enter into an agreement with TelePlus whereby Sellers each agree not to collectively sell TelePlus Common Stock in an amount that is more than 4% of the daily trading volume of TelePlus Common Stock on any given day or more than 300,000 shares of TelePlus Common Stock in any calendar quarter, beginning one year from the date first written above and ending sixty (60) months thereafter (the "Lock-Up"), which agreement shall be in a form substantially similar to the attached Exhibit C. Sellers agree to be subject to the Lock-Up with respect to the Stock Compensation.

Section 4.07. Non-competition. As a condition to, and in consideration of, the Purchaser entering into this Agreement, Laberge acknowledges and hereby agrees that for a period commencing on the Effective Date and ending three (3) years thereafter, Laberge will not, directly or indirectly, serve as employee, agent, consultant, stockholder, director, co-partner or in any other individual or representative capacity, own, operate, manage, control, engage in, invest in or participate in any manner in, act as consultant or advisor to, render services for (alone or in association with any person, firm, corporation or entity), or otherwise assist any person or entity that directly or indirectly engages or proposes to engage in (i) the same, or a substantially similar, type of business as that in which CELLZ engages; or (ii) any business in direct competition with CELLZ, anywhere in North America (the "Territory"); provided, however that; (a) Purchaser acknowledges that Laberge is currently the principal of Wireless Collections Inc. ("Wireless") which is involved in the bulk sale of accessories
                    --------
and cellular phones to retailers and other end users from the location outlined in Exhibit B attached hereto, and Laberge's continued involvement in Wireless and Wireless' sale of wireless phones only from the location outlined in Exhibit B shall not constitute the Laberge's breach of this Section 4.07; and (b) nothing contained herein shall be construed to prevent Laberge from investing in the stock or securities of any competing corporation listed on any recognized national securities exchange or traded in the over the counter market in the United States, but only if (i) such investment is of a totally passive nature and does not involve Laberge devoting time to the management or operations of such corporation and Laberge is not otherwise involved in the business of such corporation; and if (ii) Laberge and his associates (as such term is defined in Regulation 14(A) promulgated under the Securities Exchange Act of 1934, as in effect on the Effective Date), collectively, do not own, directly or indirectly, more than an aggregate of two (2) percent of the outstanding stock or securities of such corporation.

     Section  4.08.  Purchase  of  Accessories. Purchaser agrees to purchase its
                     -------------------------
accessories to be sold within CELLZ's stores outlined in Annex A Section 4 for a period of one (1) year following Closing from Wireless as long as Wireless offers to Purchaser its required selection of accessories at comparable quality and warranty and at prices equal or more competitive than Purchaser is able to get from other third parties. Wireless shall provide Purchaser with 60 days payments terms on all accessories purchased by Purchaser from Wireless. Purchaser agrees to provide samples of the accessories required by Purchaser to Wireless.

     Section  4.09  Use  of  CELLZ  Name.  Purchaser agrees to allow Wireless to
                    --------------------
continue to use the CELLZ name for its line of batteries for a period of 20 years, renewable for a further period of 20 years. Purchaser and Wireless may, at any time formalize this understanding by entering into a licensing agreement at a nominal consideration to Wireless.

                                    ARTICLE V

                                   CONDITIONS
                                   ----------

     Section  5.01.  Conditions  to  Obligations  of  each  of the Parties.  The
                     -----------------------------------------------------
respective obligations of each party to consummate the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing of the following conditions: (a) no preliminary or permanent injunction or other order, decree or ruling which prevents the consummation of the transactions contemplated by this Agreement shall have been issued and remain in effect; (b) no claim shall have been asserted, threatened or commenced and no law shall have been enacted, promulgated or issued which would reasonably be expected to (i) prohibit the purchase of, payment for or retention of the Common Stock by Purchaser or the consummation of the transactions contemplated by this Agreement or (ii) make the consummation of any such transactions illegal; and (c) all permits, authorizations, regulatory approvals and third party consents legally required for the consummation of the transactions contemplated by this Agreement shall have been obtained and be in full force and effect at the Closing.

     Section  5.02.  Conditions  to  Obligations of Sellers.  The obligations of
                     --------------------------------------
Sellers to consummate the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions, except as Sellers may waive in writing: (a) Purchaser shall have complied with and performed in all material respects all of the terms, covenants, agreements and conditions contained in this Agreement which are required to be complied with and performed on or prior to Closing; (b) the representations and warranties of Purchaser in this Agreement shall have been true and correct on the date hereof or thereof, as applicable, and such representations and warranties shall be true and correct on and at the Closing (except those, if any, expressly stated to be true and correct at an earlier date), with the same force and effect as though such representations and warranties had been made on and at the Closing; (c) the Company shall have all SEC, state and federal filings and reports current, up to date, in proper form, and be, to the best of management's knowledge, in compliance with all state and federal regulations governing a public company; and (d) the Purchaser has delivered (i) the Purchase Price due and payable at Closing including share certificates representing the Stock Compensation, (ii) certified copy of a resolution of the board of directors of Purchaser approving this Agreement and the transactions contemplated under this Agreement; and (iii) an opinion of Purchaser's counsel relating to Purchaser's compliance with US securities laws and attesting that the Stock Compensation has been duly reserved, and will be fully paid and non-assessable upon such issuance. The Stock Compensation will be issued pursuant to an exemption from registration and will be eligible for resale upon satisfaction of an exemption and subject to the lock-up agreement.


     Section  5.03.  Conditions to Obligations of Purchaser.  The obligations of
                     --------------------------------------
Purchaser to consummate the transactions contemplated hereby shall be subject to the fulfillment at or prior to Closing of the following additional conditions, except as Purchaser may waive in writing: (a) the Sellers shall have complied with and performed in all material respects all of the terms, covenants, agreements and conditions contained in this Agreement which are required to be complied with and performed on or prior to Closing; (b) the representations and warranties of Sellers in this Agreement shall have been true and correct on the date hereof or thereof, as applicable, and such representations and warranties shall be true and correct on and at the Closing (except those, if any, expressly stated to be true and correct at an earlier date), with the same force and effect as though such representations and warranties had been made on and at the Closing; (c) CELLZ shall owe no liabilities at the Closing; (d) the Sellers shall have affected a sale of the Wireless Purchased Stores under the "Wireless With You" brand name from Wireless With You to CELLZ; (e) the Sellers shall have closed or disposed of the CELLZ owed store listed in Section 3 of Exhibit A; (f) the Sellers shall have worked with TelePlus in good faith to assign all Wireless Purchased Stores leases to CELLZ; and (g) Purchaser shall have received each of the following dated as of the Closing: (i) a certificate executed by an officer of CELLZ, in his capacity as officer of CELLZ, certifying as to fulfillment of the conditions specified in Sections 5.03(a), 5.03(b) and 5.03(c); (ii) the original Articles or Incorporation and Bylaws (or similar documents) of CELLZ (including any amendments thereto) and stock record and transfer books of CELLZ, reflecting as of the Closing the name and address of, and the number of shares of CELLZ stock owned of record of CELLZ; (iii) a favorable opinion of legal counsel for CELLZ regarding the examination and inspection of the books and records of CELLZ prior to Closing; (iv) the delivery no later than at Closing of customary schedules listing CELLZ's material contracts, real and personal properties, pending, threatened and contemplated legal proceedings, employee, tangible and intangible assets, and liabilities, including contingencies and commitments; and other information reasonably requested; (v) receipt of unaudited financial statements for CELLZ for the last three years (or such shorter period as CELLZ has been in existence) ending December 31, 2003 as well as unaudited financial statements for CELLZ for the interim period ended June 30, 2004 in accordance with Canadian Generally Accepted Accounting Principles ("Canadian GAAP consisting of a balance sheet and related statement of income for the periods then ended which fairly presents the financial condition of each as of their respective dates and for the periods involved (the "Financial
                                                                       ---------
Statements"); and (vi) a letter from CELLZ's auditors certifying that upon their
----------
review  of  the  Financial  Statements  they  have  concluded that the Financial
Statements are reasonably accurate and have been prepared in accordance with accounting principals consistently applied; and (vii) a certificate executed by an officer of CELLZ, certifying that that the Financial Statements are reasonably accurate.

     Section  5.04.  Termination,  Sellers'  Material Breach.  In the event that
                     ---------------------------------------
Purchaser, acting in its sole discretion, is not fully satisfied with the Conditions of Section 5.03, Purchaser, acting in its sole discretion, may terminate this Agreement at or prior to Closing. In the event that Sellers materially breach this Agreement, Purchaser shall be entitled to recover reasonable attorney's fees and all out of pocket expenses resulting from the transaction contemplated by this Agreement not being completed. In the event Purchaser terminates this Agreement pursuant to this Section 5.04, Sellers acknowledge that Sellers shall have no cause of action against Purchaser for any reason. In the event Sellers bring any action against Purchaser for terminating this Agreement pursuant to this Section 5.04, Sellers shall pay Purchaser USD $500,000 for breaching the terms of this Agreement provided, however, that nothing in this Section 5.04 shall diminish Sellers' ability to bring an action against Purchaser for a breach of any other provision of this Agreement.


                                   ARTICLE VI

                                INDEMNIFICATION
                                ---------------

     Section  6.01.  Indemnification  of  Sellers.  Subject  to  the  terms  and
                     ----------------------------
conditions of this Article VI, Purchaser agrees to indemnify, defend and hold harmless Sellers, from and against any and all claims, liabilities and losses which may be imposed on, incurred by or asserted against, arising out of or resulting from, directly or indirectly:

     (a) the inaccuracy of any representation or breach of any warranty of Purchaser contained in or made pursuant to this Agreement which was not disclosed to Seller in writing prior to the Closing; provided that no such notification shall be deemed to waive or abrogate any right of Seller with respect to conditions to Closing in Section 5.02;

     (b) the breach of any covenant or agreement of Purchaser contained in this Agreement; or

     (c) any claim to fees or costs for alleged services by a broker, agent, finder or other person claiming to act in a similar capacity at the request of Purchaser in connection with this Agreement;

provided, however, that Purchaser shall not be liable for any portion of any claims, liabilities or losses resulting from a material breach by Sellers, of any of its obligations under this Agreement or from Sellers' gross negligence, fraud or willful misconduct.

     Section  6.02.  Indemnification  of  Purchaser.  Subject  to  the terms and
                     ------------------------------
conditions of this Article VI, from and after the Closing, Sellers agree to indemnify, defend and hold harmless the Purchaser, its respective affiliates, its respective present and former directors, officers, shareholders, employees and agents and its respective heirs, executors, administrators, successors and assigns (the "Purchaser Indemnified Persons"), from and against any and all
                -------------------------------
claims, liabilities and losses which may be imposed on, incurred by or asserted against any Purchaser Indemnified Person, arising out of or resulting from, directly or indirectly:

     (a) the inaccuracy of any representation or breach of any warranty of the Sellers or CELLZ contained in or made pursuant to this Agreement which was not disclosed to Purchaser in writing prior to the Closing; provided that no such notification shall be deemed to waive or abrogate any right of Purchaser with respect to conditions to Closing in Section 5.03;

     (b) the breach of any covenant or agreement of Sellers contained in this Agreement;

     (c) the failure to disclose any material liability including contingent liabilities; or

     (d) any claim to fees or costs for alleged services rendered by a broker, agent, finder or other person claiming to act in a similar capacity at the request of the Sellers in connection with this Agreement;

provided, however, that Sellers shall not be liable for any portion of any claims, liabilities or losses resulting from a material breach by Purchaser of its obligations under this Agreement or from a Purchaser Indemnified Person's gross negligence, fraud or willful misconduct.


                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

     Section  7.01.  No Bankruptcy and No Criminal Convictions.  Each of Sellers
                     -----------------------------------------
and Purchaser represent and warrant to the other that neither they, nor their officers, directors or affiliates, promoters, beneficial shareholders or control persons, nor any predecessor thereof have been subject to the following:

     (a) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two (2) years prior to that time;

     (b) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (c) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

     (d) Being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the "SEC") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

     Section  7.02.  Notices.  Any  and  all  notices,  requests  or  other
                     -------
communications hereunder shall be given in writing and delivered by: (a) regular, overnight or registered or certified mail (return receipt requested), with first class postage prepaid; (b) hand delivery; (c) facsimile transmission; or (d) overnight courier service, to the parties at the following addresses or facsimile numbers:

 i)  if  to  Sellers,  to:          Attn:  Guy  Laberge
                                    CELLZ  Inc.
                                    281  Scarborough  Road
                                    Toronto,  Ontario,  M4E  3M9
                                    Canada
                                    Facsimile  Number:  (416)  691-0199

ii)  Copies  to:                    Richard  Williams,  Attorney  at  Law
                                    Suite  512,  120  Adelaide  St.  West
                                    Toronto,  Ontario  M5H  1T1
                                    Facsimile  Number:  (416)  364-5400

iii)  if  to  Purchaser,  to:       TelePlus  Enterprises,  Inc.
                                    465  St.  Jean,  Suite  601
                                    Montreal,  P.Q.,  H2Y  2R6
                                    Canada
                                    Facsimile  Number:  (514)  344-0778

iv)  Copies  to:                    David  M.  Loev,  Attorney  at  Law
                                    2777  Allen  Parkway
                                    Suite  1000
                                    Houston,  Texas  77019
                                    Telephone  Number:  (713)  524-4110
                                    Facsimile  Number:  (713)  524-4122

or at such other address or number as shall be designated by any of the Parties in a notice to any of the other parties given in accordance with this Section
7.02. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: (A) in the case of a notice sent by regular or registered or certified mail, three business days after it is duly deposited in the mails; (B) in the case of a notice delivered by hand, when personally delivered; (C) in the case of a notice sent by facsimile, upon transmission subject to telephone confirmation of receipt; and (D) in the case of a notice sent by overnight mail or overnight courier service, the next business day after such notice is mailed or delivered to such courier, in each case given or addressed as aforesaid.

     Section  7.03.  Benefit  and  Burden.  This  Agreement  shall  inure to the
                     --------------------
benefit of, and shall be binding upon, the Parties hereto and their successors and permitted assigns.

     Section  7.04.  No  Third Party Rights.  Nothing in this Agreement shall be
                     ----------------------
deemed to create any right in any creditor or other person not a party hereto (other than the Purchaser Indemnified Persons) and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party (other than the Purchaser Indemnified Persons).

     Section  7.05.  Amendments  and  Waiver.  No  amendment,  modification,
                     -----------------------
restatement or supplement of this Agreement and any attachments hereto shall be valid unless the same is in writing and signed by the Parties hereto. No purported waiver by any party of any default by any other party of any term, covenant or condition contained herein shall be deemed to be waiver of such term, covenant or condition unless the waiver is in writing and signed by the waiving party. No such waiver shall in any event be deemed a waiver of any subsequent default under the same or any other term, covenant or condition contained herein

     Section  7.06.  Assignments.  Purchaser  may  assign  any  of  its  rights,
                     -----------
interests and obligations under this Agreement and must notify Seller in writing.

     Section  7.07.  Counterparts.  This  Agreement  may  be  executed  in
                     ------------
counterparts and by the different Parties in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

     Section  7.08.  Captions and Headings.  The captions and headings contained
                     ---------------------
in this Agreement are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof if any question of intent should arise.

     Section 7.09.  Construction.  The Parties acknowledge that each of them has
                    ------------
had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Parties hereto.

     Section  7.10.  Severability.  Should  any  clause,  sentence,  paragraph,
                     ------------
subsection, Section or Article of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

     Section  7.11.  Remedies.  The  Parties  agree  that  the  covenants  and
                     --------
obligations contained in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms hereof or thereof would cause irreparable injury in an amount which would be impossible to estimate or determine and for which any remedy at law would be inadequate. As such, the Parties agree that if either party fails or refuses to fulfill any of its obligations under this Agreement or to make any payment or deliver any instrument required hereunder or thereunder, then the other party shall have the remedy of specific performance, which remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which such party might be entitled.

     Section  7.12.  Applicable  Law.  THIS  AGREEMENT  AND  THE  RIGHTS  AND
                     ---------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     Section 7.13.  Submission to Jurisdiction.  Each of the parties hereby: (a)
                    --------------------------
irrevocably submits to the non-exclusive personal jurisdiction of any Ontario court, over any claim arising out of or relating to this Agreement and irrevocably agrees that all such claims may be heard and determined in such Ontario court; and (b) irrevocably waives, to the fullest extent permitted by applicable law, any objection it may now or hereafter have to the laying of venue in any proceeding brought in an Ontario court.

     Section 7.14.  Expenses; Prevailing Party Costs.  The Sellers and Purchaser
                    --------------------------------
shall pay their own expenses incident to this Agreement and the transactions contemplated hereby and thereby, including all legal and accounting fees and disbursements, and Sellers shall be solely liable for any and all expenses of the Sellers which are incidental to this Agreement and the transactions contemplated hereby and thereby (other than customary general, administrative and overhead expenses incurred in the ordinary course of business). Notwithstanding anything contained herein or therein to the contrary, if any party commences an action against another party to enforce any of the terms, covenants, conditions or provisions of this Agreement, or because of a breach by a party of its obligations under this Agreement, the prevailing party in any such action shall be entitled to recover its losses, including reasonable attorneys' fees, incurred in connection with the prosecution or defense of such action, from the losing party. Purchaser hereby agrees that Purchaser will pay all expenses, fees and other costs associated with the audit of CELLZ's business operations as provided in Section 4.05.

     Section  7.15.     Entire  Agreement.  This  Agreement,  together  with the
                        -----------------
exhibits or other documents given or delivered pursuant hereto, sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the Parties with respect to the subject matter of this Agreement and the transactions contemplated hereby and thereby, and supersedes all prior negotiations, agreements, arrangements and understandings between the Parties, whether written, oral or otherwise.

     Section  7.16.     Faxed  Signatures.  For  purposes  of  this Agreement, a
                        -----------------
faxed  signature  shall  constitute  an  original  signature.

                    REST OF THE PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                  "LABERGE"

                                   /s/ Guy LaBerge
                                   -----------------------------------
                                   Guy  LaBerge
                                                Shares
                                   -------------



                                   "CELLZ"
                                   CELLZ  Inc.


                                   By: /s/ Guy LaBerge
                                      --------------------------------
                        Printed  Name: Guy LaBerge
                                      --------------------------------
                                Title:
                                      --------------------------------



                                   "WIRELESS  WITH  YOU"
                                   Wireless  With  You  Corp.


                                   By: /s/ Guy LaBerge
                                      --------------------------------
                        Printed  Name: Guy LaBerge
                                      --------------------------------
                                Title:
                                      --------------------------------



                                    "PURCHASER"
                                     TelePlus  Enterprises,  Inc.

                                   /s/ Marius Silvasan
                                   -----------------------------------
                                   Marius  Silvasan
                                   Chief  Executive  Officer

Exhibit  16.1

August  16,  2004

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:     Teleplus  Enterprises,  Inc.
        Commission  File  Number  000-49628

We have read the statements that we understand Teleplus Enterprises, Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm.

We have no basis to agree or disagree with other statements made under Item 4.


Very  truly  yours,

/s/  Malone  &  Bailey,  PLLC
     ------------------------

Malone  &  Bailey,  PLLC